EXHIBIT 23.2

               CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in the Amendment No. 1 to Annual Report on Form 10-K/A into Independent Bankshares, Inc.'s two currently effective Registration Statements on Form S-8 (SEC File No. 33-83112 and 333-075671) regarding the Company's Employee Stock Ownership/401(k) Plan.




                                     /s/ CONDLEY AND COMPANY, L.L.P.
                                     Certified Public Accountants

Abilene, Texas
June 21, 1999


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